Financial Risk Management	12 Months Ended
Dec. 31, 2021
Financial Risk Management
Financial Risk Management

5. Financial Risk Management

5.1 Financial risk factors

The Company’s activities expose it to a variety of financial risks: market risk (including currency risk, interest rate risk and price risk), credit risk and liquidity risk. The Company’s overall financial risk management seeks to minimize potential adverse effects resulting from unpredictability of financial markets on the Company’s financial performance.

Financial risk management is carried out by the finance department. The finance department identifies and evaluates financial risks and proposes mitigating actions if deemed appropriate.

(a) Market risk

Market risk is the risk that changes in market prices – such as foreign exchange rates, interest rates and equity prices – will affect the Company’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

Foreign exchange risk

Foreign exchange risk arises from future commercial transactions and recognized assets and liabilities in foreign currencies, primarily with respect to the U.S. dollar. The Company has an exposure associated with the time delay between entering into a contract, budget or forecast and the realization thereof. The Company operates a foreign exchange policy to manage the foreign exchange risk against the functional currency based on the Company’s cash balances and the projected future spend per major currency.

At year-end, a substantial amount of our cash balances are denominated in U.S. Dollars. This amount reflects our current expectation of future expenditure in U.S. dollars.

At December 31, 2021 there was a net position of assets and liabilities denominated U.S. dollars of € 32,213,000 (2020: € 22,237,000). Foreign currency denominated receivables and trade payables are short term in nature (generally 30 to 45 days). As a result, the foreign exchange results recognized in 2021 and 2020 are mainly caused by the cash balance denominated in U.S. dollars.

A reasonably possible weakening of the U.S. dollar by 10% against the functional currency of the Company at December 31, 2021 would have increased our net loss by € 3,221,000 (2020: € 2,224,000). A 10% strengthening of the U.S. dollar against the functional current of the Company would have an equal but opposite effect on our net loss. The analysis assumes that all other variables, in particular interest rates, remain constant.

Price risk

The market prices for the production of preclinical and clinical materials and services as well as external contracted research may vary over time. Currently, the commercial prices of any of the Company’s product candidates is uncertain. When the development products near the regulatory approval date or potential regulatory approval date, the uncertainty of the potential sales price decreases. The Company is not exposed to commodity price risk.

Furthermore, the Company does not hold investments designated for sale, therefore are not exposed to equity securities price risk.

Cash flow and fair value interest rate risk

The Company’s exposure to interest rate risks is limited due to the use of loans with fixed rates. The Company has several loans with fixed interest rates, totaling € 44,090,000 at December 31, 2021 (2020: € 17,324,000). Details on the interest rates and maturities of these loans are provided in Note 14.

(b) Credit risk

Credit risk represents the risk of financial loss caused by default of the counterparty. The Company has no large receivables balances with external parties. The Company’s principal financial assets are cash and cash equivalents which are held at ABN Amro, Rabobank and Wells Fargo. Our cash management policy is focused on preserving capital, providing liquidity for operations and optimizing yield while accepting limited risk (Short-term credit ratings must be rated A-1/P-1/F1 at a minimum by at least one of the Nationally Recognized Statistical Rating Organizations (NRSROs) specifically Moody’s, Standard & Poor’s or Fitch. Long-term credit rating must be rated A2 or A at a minimum by at least one NRSRO).

At December 31, 2021 and December 31, 2020, substantially all of our cash and cash equivalents were held at three large institutions, Rabobank, ABN Amro and Wells Fargo. All institutions are highly rated (ratings of Aa3, A1 and A2 for Rabobank, ABN Amro and Wells Fargo respectively) with sufficient capital adequacy and liquidity metrics.

There are no financial assets past due date or impaired. No credit limits were exceeded during the reporting period.

(c) Liquidity risk

Liquidity risk represents the risk that an entity will encounter difficulty in meeting obligations associated with its financial liabilities. Prudent liquidity risk management implies ensuring sufficient availability of cash resources for funding of operations and planning to raise cash if and when needed, either through issue of shares or through credit facilities. Management monitors rolling forecasts of the Company’s liquidity reserve on the basis of expected cash flow.

The table below analyzes ProQR’s undiscounted liabilities into relevant maturity groupings based on the remaining period at year-end until the contractual maturity date:

	Less than	Between 1	Between 2
	1 year	and 2 years	and 5 years	Over 5 years

	(€ in thousands)
At December 31, 2021
Borrowings	7,520	10,343	41,129	—
Lease liabilities	2,378	2,147	6,394	9,590
Deferred income	5,115	8,581	6,106	—
Trade payables and other payables	12,181	—	—	—
Total	27,194	21,071	53,629	9,590

At December 31, 2020
Borrowings	2,391	6,674	13,808	—
Lease liabilities	2,079	2,079	6,235	11,432
Trade payables and other payables	7,067	—	—	—
Total	11,537	8,753	20,043	11,432

Based on our current operating plan, we believe that the existing cash and cash equivalents will be sufficient to fund our anticipated level of operations into 2025. However, our future capital requirements and the period for which our existing resources will support our operations may vary significantly from what we expect. Our monthly spending levels will vary based on new and ongoing development and corporate activities. Because the length of time and activities associated with successful development of our product candidates is highly uncertain, we are unable to estimate the actual funds we will require for development of our product candidates.

5.2 Capital risk management

The Company’s objectives when managing capital are to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders, benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders (although at this time the Company does not have retained earnings and is therefore currently unable to pay dividends), return capital to shareholders, issue new shares or sell assets to reduce debt.

The total amount of equity as recorded on the balance sheet is managed as capital by the Company.

5.3 Fair value measurement

For financial instruments that are measured on the balance sheet at fair value, IFRS 13 requires disclosure of fair value measurements by level of the following fair value measurement hierarchy:

●	quoted prices (unadjusted) in active markets for identical assets or liabilities (level 1);
●	inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices) (level 2); and
●	inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs) (level 3).

Fair value of financial assets and liabilities that are measured at fair value on a recurring basis

Some of the Company’s financial assets and liabilities are measured at fair value at the end of each reporting period. The following table gives information about how the fair values of these financial assets and liabilities are determined (in particular, the valuation technique and inputs used).

Relationship and sensitivity of significant unobservable inputs to fair value

Financial assets and	Valuation technique	Significant unobservable
liabilities	and key inputs	inputs

Investment in Phoenicis Therapeutics, Inc.

Market comparison technique: The valuation model is based on market multiples derived from quoted prices of companies comparable to the investee, adjusted for the effect of the non-marketability of the equity securities, and the result of the investee. The estimate is adjusted for the net debt of the investee.

		Adjusted market-multiple	The estimated fair value would increase (decrease) if the adjusted market-multiple were higher (lower).

Warrants and conversion options

Black-Scholes model. The following variables were taken into consideration: current underlying price of the Company's shares, options strike price, expected life, historical volatility of ProQR share returns over a period equal to the expected life, risk-free rate: based on the US Treasury yield curve rates per the valuation date (interpolated) for the expected life.

		None	Not applicable

The investment in in Phoenicis Therapeutics, Inc is measured using valuation methods based on so-called Level 3 inputs. Level 3 inputs are unobservable inputs. Changing one or more of the unobservable inputs to reflect reasonably possible alternative assumptions would not significantly change the fair value determined for Phoenicis Therapeutics, Inc.

Warrants and conversion options are measured using valuation methods based on so-called Level 2 inputs. Level 2 inputs are inputs other than quoted prices that are observable for the liability, either directly or indirectly.

The carrying amount of all financial assets and financial liabilities is a reasonable approximation of the fair value and therefore information about the fair values of each class has not been disclosed.

Share options and restricted stock units (RSUs) granted to employees and consultants are measured at the fair value of the equity instruments granted. The fair value of options is determined through the use of an option-pricing model considering, among others, the following variables:

●	the exercise price of the option;
●	the expected life of the option;
●	the current value of the underlying shares;
●	the expected volatility of the share price;
●	the dividends expected on the shares; and
●	the risk-free interest rate for the life of the option.